Exhibit 99.1

Sonic Automotive Reports All-Time Record Fourth Quarter and Full Year Revenues and Earnings Per Share

Completes RFJ Auto Acquisition, Expected to Add $3.2 Billion in 2022 Revenues
Raises Quarterly Cash Dividend By 108%

CHARLOTTE, N.C. – February 16, 2022 – Sonic Automotive, Inc. (“Sonic Automotive,” “Sonic” or the “Company”) (NYSE:SAH), one of the nation’s largest automotive retailers, today reported financial results for the fourth quarter and fiscal year ended December 31, 2021.

Key Fourth Quarter Highlights

•Record fourth quarter revenues of $3.2 billion, up 13.8% year-over-year
•Record fourth quarter income from continuing operations before taxes of $122.1 million, up 35.1% year-over-year
◦Record fourth quarter adjusted income from continuing operations before taxes* of $145.4 million, up 69.9% year-over-year
•Record fourth quarter net income from continuing operations of $96.3 million ($2.25 per diluted share)
◦All-time record quarterly adjusted net income from continuing operations* of $113.7 million ($2.66 per diluted share)
•Record low fourth quarter selling, general and administrative (“SG&A”) expenses as a percentage of gross profit of 64.7% (57.7% on a Franchised Dealerships Segment basis, a decrease of 730 basis points year-over-year)
◦Record low fourth quarter adjusted SG&A expenses as a percentage of gross profit* of 63.3% (57.5% on a Franchised Dealerships Segment basis, a decrease of 770 basis points year-over-year)
•All-time record quarterly total Finance & Insurance (“F&I”) gross profit per retail unit of $2,415, up 18.9% year-over-year
•Record fourth quarter EchoPark revenues of $579.2 million, up 49.7% year-over-year
•Sonic’s Board of Directors approved a 108% increase to the Company’s quarterly cash dividend, to $0.25 per share, payable on April 14, 2022 to all stockholders of record on March 15, 2022
•Since the end of the third quarter of 2021, Sonic repurchased approximately one million shares of its Class A Common Stock for an aggregate purchase price of approximately $50.4 million
•In December, Sonic completed the acquisition of RFJ Auto Partners, Inc. and its subsidiaries (collectively, “RFJ Auto”), a top-15 U.S. dealer group by total revenues, which is expected to contribute $3.2 billion to revenues in fiscal year 2022
•In October, Sonic amended its credit facilities to increase revolver and floor plan commitments to $2.95 billion from $1.8 billion, in addition to completing an offering of $1.15 billion aggregate principal amount of unsecured senior notes due 2029 and 2031 at a blended rate of 4.73% to fund the acquisition of RFJ Auto and to repay existing debt

* Please refer to the discussion and reconciliation of Non-GAAP Financial Measures below.

Commentary

David Smith, Chief Executive Officer of Sonic Automotive, commented, “We are very proud of our performance during the fourth quarter, which capped off a year of significant achievements for our company. Sonic delivered all-time record revenues and earnings for the full year, completed the largest acquisition in company history, and executed on our EchoPark expansion plan, exceeding our previously stated target of reaching 25% of the U.S. population by year end. We achieved these results while navigating unprecedented supply chain issues, record low levels of new vehicle inventory, record-high new and used vehicle pricing, and human capital challenges due to the ongoing pandemic. We are especially thankful to our teammates for their continued dedication and commitment, positioning our company for both top- and bottom-line growth as we move forward in the next phase of our long-term strategic growth plan for Sonic and EchoPark.”

“In 2021, we continued the nationwide expansion of our EchoPark pre-owned vehicle brand, now reaching over 30% of the U.S. population, on our way to our goal of reaching 90% population coverage by 2025,” said Jeff Dyke, President of Sonic Automotive. “With our progress to-date in growing our EchoPark distribution and digital network, we continue to focus on modernizing our brand while providing the same high-quality, guest-centric experience. Beyond EchoPark, our landmark acquisition of RFJ Auto and five other franchised dealership acquisitions in 2021 bolstered our geographic coverage and brand portfolio, which we expect will drive continued growth in 2022 and beyond.”

Heath Byrd, Chief Financial Officer of Sonic Automotive, added, “During the fourth quarter, we continued to strengthen Sonic’s balance sheet and liquidity resources, including increasing the total capacity of our credit facilities to $2.95 billion. We also benefited from attractive market conditions, issuing $1.15 billion of unsecured senior notes to fund the RFJ Auto acquisition and repay existing debt. Additionally, since the end of the third quarter of 2021, Sonic has repurchased approximately one million shares of its Class A Common Stock for an aggregate purchase price of approximately $50.4 million. As announced today, our Board of Directors declared a 108% increase of the Company’s quarterly cash dividend to $0.25 per share. All of these actions reflect the strong performance and cash flow generation of our business model and our commitment to delivering stockholder returns.”

Fourth Quarter Financial Highlights

The financial measures discussed below are results for the fourth quarter of 2021 with comparisons made to the fourth quarter of 2020, unless otherwise noted.

•Record fourth quarter revenues of $3.2 billion, up 13.8% year-over-year; record fourth quarter income from continuing operations before taxes of $122.1 million, up 35.1% year-over-year
◦Record fourth quarter adjusted income from continuing operations before taxes* of $145.4 million, up 69.9% year-over-year
•Record fourth quarter net income from continuing operations of $96.3 million ($2.25 per diluted share), compared to fourth quarter 2020 net income from continuing operations of $57.5 million ($1.31 per diluted share)
◦All-time record quarterly adjusted net income from continuing operations* of $113.7 million ($2.66 per diluted share), compared to fourth quarter 2020 adjusted net income from continuing operations* of $65.8 million ($1.50 per diluted share)
•Record low fourth quarter SG&A expenses as a percentage of gross profit of 64.7%, a 190-basis point decrease from 66.6% in the fourth quarter of 2020
◦Record low fourth quarter adjusted SG&A expenses as a percentage of gross profit* of 63.3%, a 480-basis point decrease from 68.1% in the fourth quarter of 2020
•All-time record quarterly total F&I gross profit per retail unit of $2,415, up 18.9% year-over-year
•Franchised Dealerships Segment operating results include:
◦Same store revenues down 0.7%, gross profit up 28.7%
◦Same store new vehicle unit sales volume down 19.2%; same store new vehicle gross profit per unit up 127.9%, to $6,661
◦Same store retail used vehicle unit sales volume down 13.2%; same store retail used vehicle gross profit per unit up 98.2%, to $2,087
◦Same store parts, service and collision repair gross profit up 6.6%; same store customer pay gross profit up 18.3%; same store warranty gross profit down 13.6%; same store gross margin down 100 basis points, to 49.7%
◦Same store F&I gross profit up 0.5%; all-time record reported Franchised Dealerships Segment F&I gross profit per retail unit of $2,349, up 19.5%
◦On a trailing quarter cost of sales basis, Franchised Dealerships Segment new vehicle inventory had approximately 16 days’ supply (11 days excluding the effect of the RFJ Auto acquisition), and Franchised Dealerships Segment used vehicle inventory had approximately 46 days’ supply (36 days excluding the effect of the RFJ Auto acquisition)
◦Franchised Dealerships Segment operating results include partial month results for the franchised dealerships included in the RFJ Auto acquisition in December 2021

•EchoPark Segment operating results include:
◦Record fourth quarter EchoPark revenues of $579.2 million, up 49.7% year-over-year
◦Record fourth quarter EchoPark retail used vehicle unit sales volume of 15,649, up 5.4% year-over-year
◦EchoPark market share decreased 160 basis points, to 3.2% of the 1-4-year old vehicle segment in our current markets (on a same market basis, EchoPark share was 5.6% of the 1-4-year old vehicle segment)
◦EchoPark reported pre-tax loss of $26.8 million, adjusted pre-tax loss* of $20.3 million, and adjusted EBITDA* loss of $14.6 million (including market expansion-related losses of $9.8 million, $9.8 million and $8.5 million, respectively)
◦On a trailing quarter cost of sales basis, EchoPark Segment used vehicle inventory had approximately 70 days’ supply (39 days excluding the effect of the RFJ Auto acquisition in December 2021)
◦EchoPark Segment results include partial month results for 11 Northwest Motorsport pre-owned vehicle stores that were included in the RFJ Auto acquisition in December 2021

* Please refer to the discussion and reconciliation of Non-GAAP Financial Measures below.

Full Year Financial Highlights

The financial measures discussed below are results for the full year 2021 with comparisons made to the full year 2020, unless otherwise noted.

•All-time record revenues of $12.4 billion, up 26.9% year-over-year; all-time record income from continuing operations before taxes of $458.2 million, up from a loss of $34.8 million in 2020 (including the effects of a $268.0 million non-cash goodwill impairment charge in 2020)
◦All-time record adjusted income from continuing operations before taxes* of $481.5 million, up 113.8% year-over-year
•All-time record net income from continuing operations of $348.9 million ($8.06 per diluted share), compared to 2020 net loss from continuing operations of $50.7 million (loss of $1.19 per diluted share)
◦All-time record adjusted net income from continuing operations* of $366.3 million ($8.46 per diluted share), compared to 2020 adjusted net income from continuing operations* of $168.9 million ($3.85 per diluted share)
•All-time record low SG&A expenses as a percentage of gross profit of 66.6%, a 570-basis point decrease from 72.3% in 2020
◦All-time record low adjusted SG&A expenses as a percentage of gross profit* of 66.2%, a 670-basis point decrease from 72.9% in 2020
•All-time record total F&I gross profit per retail unit of $2,250, up 15.3% year-over-year
•Franchised Dealerships Segment operating results include:
◦Same store revenues up 18.5%, gross profit up 33.6%
◦Same store new vehicle unit sales volume up 7.9%; same store new vehicle gross profit per unit up 78.9%, to $4,513
◦Same store retail used vehicle unit sales volume up 3.0%; same store retail used vehicle gross profit per unit up 38.6%, to $1,763
◦Same store parts, service and collision repair gross profit up 13.0%; same store customer pay gross profit up 20.6%; same store warranty gross profit down 2.8%; same store gross margin up 30 basis points, to 50.2%
◦Same store F&I gross profit up 22.3%; all-time record reported Franchised Dealerships Segment F&I gross profit per retail unit of $2,160, up 17.0%
◦Franchised Dealerships Segment operating results include partial month results for the franchised dealerships included in the RFJ Auto acquisition in December 2021
•EchoPark Segment operating results include:
◦All-time record EchoPark revenues of $2.3 billion, up 65.3% year-over-year
◦All-time record EchoPark retail used vehicle unit sales volume of 77,835, up 36.2% year-over-year

◦EchoPark reported pre-tax loss of $72.1 million, adjusted pre-tax loss* of $65.6 million, and adjusted EBITDA* loss of $46.3 million (including market expansion-related losses of $35.6 million, $35.6 million and $31.3 million, respectively)
◦EchoPark Segment results include partial month results for 11 Northwest Motorsport pre-owned vehicle stores that were included in the RFJ Auto acquisition in December 2021

* Please refer to the discussion and reconciliation of Non-GAAP Financial Measures below.

Completion of RFJ Auto Acquisition

In December 2021, the Company completed the acquisition of RFJ Auto. This acquisition represents one of the largest transactions in automotive retail history and is expected to propel Sonic Automotive into the top-five largest dealer groups in the U.S. (as measured by total revenues). With 33 locations in seven states and a portfolio of 16 automotive brands, the acquisition of RFJ Auto adds six incremental states to Sonic’s geographic coverage and five additional brands to its portfolio, including the highest volume Chrysler Dodge Jeep RAM dealer in the world in Dave Smith Motors. In addition to further expanding and diversifying Sonic’s business, the transaction is expected to add $3.2 billion in annual revenues, which are incremental to the Company’s previously stated target of $25 billion in total revenues by 2025.

Dividend

Sonic’s Board of Directors approved a quarterly cash dividend of $0.25 per share payable on April 14, 2022 to all stockholders of record on March 15, 2022, raising the quarterly dividend by 108%, from $0.12 per share.

Fourth Quarter 2021 Earnings Conference Call

Senior management will hold a conference call today at 11:00 A.M. (Eastern).

Investor presentation and earnings press release materials will be accessible beginning prior to the conference call on the Company’s website at ir.sonicautomotive.com.

To access the live webcast of the conference call, please go to ir.sonicautomotive.com.

For telephone access to this conference call, please register in advance using this link:
https://www.incommglobalevents.com/registration/q4inc/9700/sonic-automotive-inc-q4-2021-earnings-conference-call/

After registering, you will receive a confirmation that includes dial-in numbers and a unique conference call access code and PIN for entry. Registration remains available through the live call, however, to ensure you are connected for the full call we suggest registering at least 10 minutes before the start of the call.

A conference call replay will be available beginning two hours following the call for 14 days at ir.sonicautomotive.com.

About Sonic Automotive

Sonic Automotive, Inc., a Fortune 500 company based in Charlotte, North Carolina, is on a quest to become the most valuable automotive retailer and service brand in America. Our Company culture thrives on creating, innovating, and providing industry-leading guest experiences, driven by strategic investments in technology, teammates, and ideas that ultimately fulfill ownership dreams, enrich lives, and deliver happiness to our guests and teammates. As one of the largest automotive retailers in America, we are committed to delivering on this goal while pursuing expansive growth and taking progressive measures to be the leader in this category. Our new platforms, programs, and people are set to drive the next generation of automotive experiences. More information about Sonic Automotive can be found at www.sonicautomotive.com and ir.sonicautomotive.com.

About EchoPark Automotive

EchoPark Automotive is one of the fastest growing and most comprehensive retailers of nearly new pre-owned vehicles in America today. Our rapid growth plan is expected to bring our unique business model to 90% of the U.S. population by 2025, utilizing one of the most innovative technology-enabled sales strategies in our industry. Our approach provides a personalized and proven guest-centric buying process that consistently delivers award winning guest experiences and superior value to car buyers nationwide, with savings of up to $3,000 versus the competition. We believe EchoPark is on pace to become the #1 retailer in the nearly new pre-owned vehicle market by 2025, and is already making its mark by earning the 2021 Consumer Satisfaction Award from DealerRater, expanding its Owner Experience Centers, developing an all-new digital ecommerce platform and focusing on growing its brand nationwide. EchoPark’s mission is in its name: Every Car deserves a Happy Owner. This drives the car buying experience for guests and differentiates EchoPark from the competition. More information about EchoPark Automotive can be found at www.echopark.com.

Forward-Looking Statements

Included herein are forward-looking statements, including statements regarding expected future revenue from acquisitions, future revenue levels, future profitability, new and used vehicle inventory levels, the opening of additional EchoPark markets, and future population coverage. There are many factors that affect management’s views about future events and trends of the Company’s business. These factors involve risks and uncertainties that could cause actual results or trends to differ materially from management’s views, including, without limitation, economic conditions in the markets in which we operate, supply chain disruptions and manufacturing delays, labor shortages, the impacts of inflation and increases in interest rates, new and used vehicle industry sales volume, anticipated future growth in our EchoPark Segment, the success of our operational strategies, the rate and timing of overall economic expansion or contraction, the integration of the RFJ Auto acquisition, the effect of the COVID-19 pandemic and related government-imposed restrictions on operations, and the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and other reports and information filed with the United States Securities and Exchange Commission (the “SEC”). The Company does not undertake any obligation to update forward-looking information, except as required under federal securities laws and the rules and regulations of the SEC.

Non-GAAP Financial Measures

This press release and the attached financial tables contain certain non-GAAP financial measures as defined under SEC rules, such as adjusted income from continuing operations before taxes, adjusted net income from continuing operations, adjusted earnings per diluted share from continuing operations, adjusted SG&A expenses as a percentage of gross profit, adjusted pre-tax loss and adjusted EBITDA. As required by SEC rules, the Company has provided reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures in the schedules included in this press release. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosures and provide a meaningful presentation of the Company’s results.

Company Contacts

Investor Inquiries:
Heath Byrd, Executive Vice President and Chief Financial Officer (704) 566-2400
Danny Wieland, Vice President, Investor Relations & Financial Reporting (704) 927-3462
ir@sonicautomotive.com

Press Inquiries:
Danielle DeVoren / Joshua Greenwald
212-896-1272 / 646-379-7971
ddevoren@kcsa.com/jgreenwald@kcsa.com

Sonic Automotive, Inc.
Results of Operations (Unaudited)
Note: All reported results for the three months ended and year ended December 31, 2021 include the partial month impact of the acquisition of RFJ Auto that closed on December 6, 2021.
Consolidated Results of Operations

	Three Months Ended December 31,		Better / (Worse)	Twelve Months Ended December 31,		Better / (Worse)
	2021	2020	% Change	2021	2020	% Change
	(In millions, except per share amounts)
Revenues:
New vehicles	$1,351.9	$1,323.4	2.2%	$5,118.0	$4,281.2	19.5%
Used vehicles	1,210.9	959.9	26.1%	4,877.2	3,564.8	36.8%
Wholesale vehicles	110.5	59.2	86.7%	367.2	197.4	86.0%
Total vehicles	2,673.3	2,342.5	14.1%	10,362.4	8,043.4	28.8%
Parts, service and collision repair	360.1	319.1	12.8%	1,396.8	1,233.7	13.2%
Finance, insurance and other, net	151.2	137.0	10.4%	637.2	489.9	30.1%
Total revenues	3,184.6	2,798.6	13.8%	12,396.4	9,767.0	26.9%
Cost of Sales:
New vehicles	(1,193.9)	(1,242.8)	3.9%	(4,656.7)	(4,047.1)	(15.1)%
Used vehicles	(1,164.3)	(941.4)	(23.7)%	(4,745.3)	(3,458.8)	(37.2)%
Wholesale vehicles	(107.3)	(62.0)	(73.1)%	(357.3)	(198.3)	(80.2)%
Total vehicles	(2,465.5)	(2,246.2)	(9.8)%	(9,759.3)	(7,704.2)	(26.7)%
Parts, service and collision repair	(188.5)	(163.3)	(15.4)%	(722.8)	(639.2)	(13.1)%
Total cost of sales	(2,654.0)	(2,409.5)	(10.1)%	(10,482.1)	(8,343.4)	(25.6)%
Gross profit	530.6	389.1	36.4%	1,914.3	1,423.6	34.5%
Selling, general and administrative expenses	(343.3)	(259.0)	(32.5)%	(1,274.7)	(1,028.7)	(23.9)%
Impairment charges	(0.1)	(1.2)	91.7%	(0.1)	(270.0)	100.0%
Depreciation and amortization	(27.4)	(23.1)	(18.6)%	(101.1)	(91.0)	(11.1)%
Operating income (loss)	159.8	105.8	51.0%	538.4	33.9	NM
Other income (expense):
Interest expense, floor plan	(4.0)	(5.4)	25.9%	(16.7)	(27.2)	38.6%
Interest expense, other, net	(17.8)	(10.0)	(78.0)%	(48.0)	(41.6)	(15.4)%
Other income (expense), net	(15.9)	—	(100.0)%	(15.5)	0.1	NM
Total other income (expense)	(37.7)	(15.4)	(144.8)%	(80.2)	(68.7)	(16.7)%
Income (loss) from continuing operations before taxes	122.1	90.4	35.1%	458.2	(34.8)	NM
Provision for income taxes for continuing operations - benefit (expense)	(25.8)	(32.9)	21.6%	(109.3)	(15.9)	(587.4)%
Income (loss) from continuing operations	96.3	57.5	67.5%	348.9	(50.7)	788.2%
Discontinued operations:
Income (loss) from discontinued operations before taxes	—	(0.2)	100.0%	—	(1.0)	100.0%
Provision for income taxes for discontinued operations - benefit (expense)	—	—	—%	—	0.3	(100.0)%
Income (loss) from discontinued operations	—	(0.2)	100.0%	—	(0.7)	100.0%
Net income (loss)	$96.3	$57.3	68.1%	$348.9	$(51.4)	778.8%
Basic earnings (loss) per common share:
Earnings (loss) per share from continuing operations	$2.35	$1.37	71.5%	$8.43	$(1.19)	808.4%
Earnings (loss) per share from discontinued operations	—	—	—%	—	(0.02)	100.0%
Earnings (loss) per common share	$2.35	$1.37	71.5%	$8.43	$(1.21)	796.7%
Weighted-average common shares outstanding	40,940	41,874	2.2%	41,404	42,483	2.5%
Diluted earnings (loss) per common share:
Earnings (loss) per share from continuing operations	$2.25	$1.31	71.8%	$8.06	$(1.19)	777.3%
Earnings (loss) per share from discontinued operations	—	(0.01)	100.0%	—	(0.02)	100.0%
Earnings (loss) per common share	$2.25	$1.30	73.1%	$8.06	$(1.21)	766.1%
Weighted-average common shares outstanding(1)	42,786	44,022	2.8%	43,280	42,483	(1.9)%
Dividends declared per common share	$0.12	$0.10	20.0%	$0.46	$0.40	15.0%
NM = Not Meaningful
(1) Basic weighted-average shares used for twelve months ended December 31, 2020 due to net loss on reported GAAP basis.

Franchised Dealerships Segment - Reported

	Three Months Ended December 31,		Better / (Worse)	Twelve Months Ended December 31,		Better / (Worse)
	2021	2020	% Change	2021	2020	% Change
	(In millions, except unit and per unit data)
Revenues:
New vehicles	$1,347.3	$1,323.4	1.8%	$5,109.0	$4,281.2	19.3%
Used vehicles	727.7	627.8	15.9%	2,901.0	2,345.9	23.7%
Wholesale vehicles	74.0	49.2	50.4%	257.2	168.7	52.5%
Total vehicles	2,149.0	2,000.4	7.4%	8,267.2	6,795.8	21.7%
Parts, service and collision repair	346.3	307.9	12.5%	1,340.4	1,194.4	12.2%
Finance, insurance and other, net	110.1	103.4	6.5%	443.5	357.8	24.0%
Total revenues	2,605.4	2,411.7	8.0%	10,051.1	8,348.0	20.4%
Gross Profit:
New vehicles	157.3	80.6	95.2%	460.3	234.1	96.6%
Used vehicles	50.8	25.8	96.9%	188.1	122.9	53.1%
Wholesale vehicles	0.4	(2.9)	113.8%	0.6	(0.8)	175.0%
Total vehicles	208.5	103.5	101.4%	649.0	356.2	82.2%
Parts, service and collision repair	171.1	156.1	9.6%	673.1	595.4	13.1%
Finance, insurance and other, net	110.1	103.4	6.5%	443.5	357.8	24.0%
Total gross profit	489.7	363.0	34.9%	1,765.6	1,309.4	34.8%
Selling, general and administrative expenses	(282.8)	(235.9)	(19.9)%	(1,076.9)	(933.7)	(15.3)%
Impairment charges	—	(1.2)	100.0%	—	(270.0)	100.0%
Depreciation and amortization	(22.5)	(20.2)	(11.4)%	(84.8)	(79.9)	(6.1)%
Operating income (loss)	184.4	105.7	74.5%	603.9	25.8	NM
Other income (expense):
Interest expense, floor plan	(2.5)	(4.5)	44.4%	(11.8)	(24.0)	50.8%
Interest expense, other, net	(17.1)	(9.8)	(74.5)%	(46.3)	(40.7)	(13.8)%
Other income (expense), net	(15.9)	—	(100.0)%	(15.5)	0.1	NM
Total other income (expense)	(35.5)	(14.3)	(148.3)%	(73.6)	(64.6)	(13.9)%
Income (loss) before taxes	148.9	91.4	62.9%	530.3	(38.8)	NM
Add: impairment charges	—	1.2	100.0%	—	270.0	100.0%
Segment income (loss)	$148.9	$92.6	60.8%	$530.3	$231.2	129.4%

Unit Sales Volume:
New vehicles	25,721	27,566	(6.7)%	103,358	93,281	10.8%
Used vehicles	23,397	25,490	(8.2)%	105,457	101,864	3.5%
Wholesale vehicles	5,424	6,463	(16.1)%	25,128	24,879	1.0%
Retail new & used vehicles	49,118	53,056	(7.4)%	208,815	195,145	7.0%
Used:New Ratio	0.91	0.92	(1.6)%	1.02	1.09	(6.6)%

Gross Profit Per Unit:
New vehicles	$6,115	$2,924	109.1%	$4,453	$2,510	77.4%
Used vehicles	$2,172	$1,014	114.2%	$1,784	$1,207	47.8%
Finance, insurance and other, net	$2,349	$1,965	19.5%	$2,160	$1,846	17.0%

NM = Not Meaningful
Note: Reported Franchised Dealerships Segment results include (i) same store results from the “Franchised Dealerships Segment - Same Store” table below and (ii) the effects of acquisitions, open points, dispositions and holding company impacts for the periods reported. All currently operating franchised dealership stores are included within the same store group as of the first full month following the first anniversary of the store’s opening or acquisition.

Franchised Dealerships Segment - Same Store

	Three Months Ended December 31,		Better / (Worse)	Twelve Months Ended December 31,		Better / (Worse)
	2021	2020	% Change	2021	2020	% Change
	(In millions, except unit and per unit data)
Revenues:
New vehicles	$1,198.9	$1,319.8	(9.2)%	$4,943.3	$4,246.1	16.4%
Used vehicles	686.1	625.1	9.8%	2,846.8	2,321.2	22.6%
Wholesale vehicles	65.9	49.0	34.5%	248.4	167.2	48.6%
Total vehicles	1,950.9	1,993.9	(2.2)%	8,038.5	6,734.5	19.4%
Parts, service and collision repair	333.2	306.5	8.7%	1,322.0	1,178.0	12.2%
Finance, insurance and other, net	97.8	97.3	0.5%	409.5	334.5	22.4%
Total revenues	2,381.9	2,397.7	(0.7)%	9,770.0	8,247.0	18.5%
Gross Profit:
New vehicles	147.8	80.3	84.1%	448.6	232.3	93.1%
Used vehicles	45.9	26.7	71.9%	182.5	127.8	42.8%
Wholesale vehicles	2.2	(2.8)	NM	7.9	(0.5)	NM
Total vehicles	195.9	104.2	88.0%	639.0	359.6	77.7%
Parts, service and collision repair	165.5	155.3	6.6%	663.0	587.0	12.9%
Finance, insurance and other, net	97.8	97.3	0.5%	409.5	334.5	22.4%
Total gross profit	$459.2	$356.8	28.7%	$1,711.5	$1,281.1	33.6%

Unit Sales Volume:
New vehicles	22,186	27,467	(19.2)%	99,396	92,124	7.9%
Used vehicles	22,006	25,360	(13.2)%	103,529	100,484	3.0%
Wholesale vehicles	4,973	6,436	(22.7)%	24,583	24,623	(0.2)%
Retail new & used vehicles	44,192	52,827	(16.3)%	202,925	192,608	5.4%
Used:New Ratio	0.99	0.92	7.4%	1.04	1.09	(4.5)%

Gross Profit Per Unit:
New vehicles	$6,661	$2,923	127.9%	$4,513	$2,522	78.9%
Used vehicles	$2,087	$1,053	98.2%	$1,763	$1,272	38.6%
Finance, insurance and other, net	$2,228	$1,857	20.0%	$2,034	$1,749	16.3%

NM = Not Meaningful
Note: All currently operating franchised dealership stores are included within the same store group as of the first full month following the first anniversary of the store’s opening or acquisition.

EchoPark Segment - Reported

	Three Months Ended December 31,		Better / (Worse)	Twelve Months Ended December 31,		Better / (Worse)
	2021	2020	% Change	2021	2020	% Change
	(In millions, except unit and per unit data)
Revenues:
New vehicles	$4.6	$—	100.0%	$9.0	$—	100.0%
Used vehicles	497.0	343.3	44.8%	2,032.6	1,258.2	61.5%
Wholesale vehicles	36.5	10.0	265.0%	110.0	28.7	283.3%
Total vehicles	538.1	353.3	52.3%	2,151.6	1,286.9	67.2%
Finance, insurance and other, net	41.1	33.6	22.3%	193.7	132.1	46.6%
Total revenues	579.2	386.9	49.7%	2,345.3	1,419.0	65.3%
Gross Profit:
New vehicles	0.7	—	100.0%	1.1	—	100.0%
Used vehicles	(3.7)	(7.6)	51.3%	(55.2)	(18.0)	(206.7)%
Wholesale vehicles	2.8	0.1	NM	9.2	(0.1)	NM
Total vehicles	(0.2)	(7.5)	97.3%	(44.9)	(18.1)	(148.1)%
Finance, insurance and other, net	41.1	33.6	22.3%	193.7	132.1	46.6%
Total gross profit	40.9	26.1	56.7%	148.8	114.0	30.5%
Selling, general and administrative expenses	(60.5)	(23.1)	(161.9)%	(197.8)	(94.9)	(108.4)%
Impairment charges	(0.1)	—	(100.0)%	(0.1)	—	(100.0)%
Depreciation and amortization	(4.8)	(2.9)	(65.5)%	(16.3)	(11.0)	(48.2)%
Operating income (loss)	(24.5)	0.1	NM	(65.4)	8.1	(907.4)%
Other income (expense):
Interest expense, floor plan	(1.5)	(0.9)	(66.7)%	(5.0)	(3.2)	(56.3)%
Interest expense, other, net	(0.8)	(0.2)	(300.0)%	(1.7)	(0.9)	(88.9)%
Other income (expense), net	—	—	—%	—	—	NM
Total other income (expense)	(2.3)	(1.1)	(109.1)%	(6.7)	(4.1)	(63.4)%
Income (loss) before taxes	(26.8)	(1.0)	NM	(72.1)	4.0	NM
Add: impairment charges	0.1	—	(100.0)%	0.1	—	(100.0)%
Segment income (loss)	$(26.7)	$(1.0)	NM	$(72.0)	$4.0	NM

Unit Sales Volume:
New vehicles	59	—	100.0%	128	—	100.0%
Used vehicles	15,649	14,841	5.4%	77,835	57,161	36.2%
Wholesale vehicles	2,436	2,004	21.6%	11,667	7,178	62.5%

Gross Profit Per Unit:
Total used vehicle and F&I	$2,344	$1,770	32.4%	$1,762	$2,013	(12.5)%
NM = Not Meaningful
Note: Reported EchoPark Segment results include (i) same market results from the “EchoPark Segment - Same Market” table below and (ii) the effects of acquisitions, open points, dispositions and holding company impacts for the periods reported. All currently operating EchoPark stores in a local geographic market are included within the same market group as of the first full month following the first anniversary of the market’s opening.

EchoPark Segment - Same Market

	Three Months Ended December 31,		Better / (Worse)	Twelve Months Ended December 31,		Better / (Worse)
	2021	2020	% Change	2021	2020	% Change
	(In millions, except unit and per unit data)
Revenues:
New vehicles	$4.5	$—	100.0%	$8.9	$—	100.0%
Used vehicles	342.0	339.0	0.9%	1,588.4	1,253.9	26.7%
Wholesale vehicles	27.2	9.9	174.7%	85.8	28.6	200.0%
Total vehicles	373.7	348.9	7.1%	1,683.1	1,282.5	31.2%
Finance, insurance and other, net	28.5	32.9	(13.4)%	152.6	131.0	16.5%
Total revenues	402.2	381.8	5.3%	1,835.7	1,413.5	29.9%
Gross Profit:
New vehicles	0.4	—	100.0%	0.8	—	100.0%
Used vehicles	(3.4)	(11.3)	69.9%	(43.4)	(34.6)	(25.4)%
Wholesale vehicles	2.3	0.1	NM	7.4	(0.1)	NM
Total vehicles	(0.7)	(11.2)	93.8%	(35.2)	(34.7)	(1.4)%
Finance, insurance and other, net	28.5	32.9	(13.4)%	152.6	131.0	16.5%
Total gross profit	$27.8	$21.7	28.1%	$117.4	$96.3	21.9%

Unit Sales Volume:
New vehicles	59	—	100.0%	128	—	100.0%
Used vehicles	10,770	14,654	(26.5)%	60,815	56,974	6.7%
Wholesale vehicles	1,644	1,980	(17.0)%	8,664	7,154	21.1%

Gross Profit Per Unit:
Total used vehicle and F&I	$2,288	$1,706	34.1%	$1,776	$1,704	4.2%

NM = Not Meaningful
Note: All currently operating EchoPark stores in a local geographic market are included within the same market group as of the first full month following the first anniversary of the market’s opening.

Consolidated - Selling, General and Administrative (“SG&A”) Expenses - Non-GAAP Reconciliation

	Three Months Ended December 31,		Better / (Worse)
	2021	2020	Change	% Change
	(In millions)
Reported:
Compensation	$226.0	$176.1	$(49.9)	(28.3)%
Advertising	17.4	10.5	(6.9)	(65.7)%
Rent	12.1	13.6	1.5	11.0%
Other	87.8	58.8	(29.0)	(49.3)%
Total SG&A expenses	$343.3	$259.0	$(84.3)	(32.5)%
Items of interest:
Long-term compensation charges	$(6.5)	$—
Acquisition and disposition-related gain (loss)	(1.2)	6.0
Total SG&A adjustments	$(7.7)	$6.0
Adjusted:
Total adjusted SG&A expenses	$335.6	$265.0	$(70.6)	(26.6)%
Reported:
SG&A expenses as a % of gross profit:
Compensation	42.6%	45.2%	260	bps
Advertising	3.3%	2.7%	(60)	bps
Rent	2.3%	3.5%	120	bps
Other	16.5%	15.2%	(130)	bps
Total SG&A expenses as a % of gross profit	64.7%	66.6%	190	bps
Items of interest:
Long-term compensation charges	(1.2)%	—%
Acquisition and disposition-related gain (loss)	(0.2)%	1.5%
Total effect of adjustments	(1.4)%	1.5%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	63.3%	68.1%	480	bps

Consolidated - SG&A Expenses - Non-GAAP Reconciliation (Continued)

	Twelve Months Ended December 31,		Better / (Worse)
	2021	2020	Change	% Change
	(In millions)
Reported:
Compensation	$834.5	$659.8	$(174.7)	(26.5)%
Advertising	61.6	42.2	(19.4)	(46.0)%
Rent	53.2	54.5	1.3	2.4%
Other	325.4	272.2	(53.2)	(19.5)%
Total SG&A expenses	$1,274.7	$1,028.7	$(246.0)	(23.9)%
Items of interest:
Long-term compensation charges	$(6.5)	$—
Acquisition and disposition-related gain (loss)	(1.2)	9.2
Total SG&A adjustments	$(7.7)	$9.2
Adjusted:
Total adjusted SG&A expenses	$1,267.0	$1,037.9	$(229.1)	(22.1)%
Reported:
SG&A expenses as a % of gross profit:
Compensation	43.6%	46.3%	270	bps
Advertising	3.2%	3.0%	(20)	bps
Rent	2.8%	3.8%	100	bps
Other	17.0%	19.2%	220	bps
Total SG&A expenses as a % of gross profit	66.6%	72.3%	570	bps
Items of interest:
Long-term compensation charges	(0.3)%	—%
Acquisition and disposition-related gain (loss)	(0.1)%	0.6%
Total effect of adjustments	(0.4)%	0.6%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	66.2%	72.9%	670	bps

Franchised Dealerships Segment - SG&A Expenses - Non-GAAP Reconciliation

	Three Months Ended December 31,		Better / (Worse)
	2021	2020	Change	% Change
	(In millions)
Reported:
Compensation	$189.8	$160.0	$(29.8)	(18.6)%
Advertising	6.3	6.0	(0.3)	(5.0)%
Rent	10.4	12.2	1.8	14.8%
Other	76.3	57.7	(18.6)	(32.2)%
Total SG&A expenses	$282.8	$235.9	$(46.9)	(19.9)%
Items of interest:
Acquisition and disposition-related gain (loss)	$(1.2)	$0.8
Total SG&A adjustments	$(1.2)	$0.8
Adjusted:
Total adjusted SG&A expenses	$281.6	$236.7	$(44.9)	(19.0)%
Reported:
SG&A expenses as a % of gross profit:
Compensation	38.8%	44.1%	530	bps
Advertising	1.3%	1.7%	40	bps
Rent	2.1%	3.4%	130	bps
Other	15.5%	15.8%	30	bps
Total SG&A expenses as a % of gross profit	57.7%	65.0%	730	bps
Items of interest:
Acquisition and disposition-related gain (loss)	(0.2)%	0.2%
Total effect of adjustments	(0.2)%	0.2%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	57.5%	65.2%	770	bps

Franchised Dealerships Segment - SG&A Expenses - Non-GAAP Reconciliation (Continued)

	Twelve Months Ended December 31,		Better / (Worse)
	2021	2020	Change	% Change
	(In millions)
Reported:
Compensation	$719.6	$598.3	$(121.3)	(20.3)%
Advertising	26.1	30.1	4.0	13.3%
Rent	46.6	50.1	3.5	7.0%
Other	284.6	255.2	(29.4)	(11.5)%
Total SG&A expenses	$1,076.9	$933.7	$(143.2)	(15.3)%
Items of interest:
Acquisition and disposition-related gain (loss)	$(1.2)	$4.0
Total SG&A adjustments	$(1.2)	$4.0
Adjusted:
Total adjusted SG&A expenses	$1,075.7	$937.7	$(138.0)	(14.7)%
Reported:
SG&A expenses as a % of gross profit:
Compensation	40.8%	45.7%	490	bps
Advertising	1.5%	2.3%	80	bps
Rent	2.6%	3.8%	120	bps
Other	16.1%	19.5%	340	bps
Total SG&A expenses as a % of gross profit	61.0%	71.3%	1,030	bps
Items of interest:
Acquisition and disposition-related gain (loss)	(0.1)%	0.3%
Total effect of adjustments	(0.1)%	0.3%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	60.9%	71.6%	1,070	bps

EchoPark Segment - SG&A Expenses - Non-GAAP Reconciliation

	Three Months Ended December 31,		Better / (Worse)
	2021	2020	Change	% Change
	(In millions)
Reported:
Compensation	$36.2	$16.1	$(20.1)	(124.8)%
Advertising	11.1	4.5	(6.6)	(146.7)%
Rent	1.7	1.4	(0.3)	(21.4)%
Other	11.5	1.1	(10.4)	(945.5)%
Total SG&A expenses	$60.5	$23.1	$(37.4)	(161.9)%
Items of interest:
Long-term compensation charges	$(6.5)	$—
Acquisition and disposition-related gain (loss)	—	5.2
Total SG&A adjustments	$(6.5)	$5.2
Adjusted:
Total adjusted SG&A expenses	$54.0	$28.3	$(25.7)	(90.8)%
Reported:
SG&A expenses as a % of gross profit:
Compensation	88.5%	61.7%	(2,680)	bps
Advertising	27.1%	17.2%	(990)	bps
Rent	4.2%	5.4%	120	bps
Other	28.3%	3.9%	(2,440)	bps
Total SG&A expenses as a % of gross profit	148.1%	88.2%	(5,990)	bps
Items of interest:
Long-term compensation charges	(15.9)%	—%
Acquisition and disposition-related gain (loss)	—%	19.7%
Total effect of adjustments	(15.9)%	19.7%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	132.2%	107.9%	(2,430)	bps

EchoPark Segment - SG&A Expenses - Non-GAAP Reconciliation (Continued)

	Twelve Months Ended December 31,		Better / (Worse)
	2021	2020	Change	% Change
	(In millions)
Reported:
Compensation	$114.9	$61.5	$(53.4)	(86.8)%
Advertising	35.5	12.1	(23.4)	(193.4)%
Rent	6.6	4.4	(2.2)	(50.0)%
Other	40.8	16.9	(23.9)	(141.4)%
Total SG&A expenses	$197.8	$94.9	$(102.9)	(108.4)%
Items of interest:
Long-term compensation charges	$(6.5)	$—
Acquisition and disposition-related gain (loss)	—	5.2
Total SG&A adjustments	$(6.5)	$5.2
Adjusted:
Total adjusted SG&A expenses	$191.3	$100.1	$(91.2)	(91.1)%
Reported:
SG&A expenses as a % of gross profit:
Compensation	77.2%	53.9%	(2,330)	bps
Advertising	23.9%	10.6%	(1,330)	bps
Rent	4.4%	3.9%	(50)	bps
Other	27.4%	14.7%	(1,270)	bps
Total SG&A expenses as a % of gross profit	132.9%	83.1%	(4,980)	bps
Items of interest:
Long-term compensation charges	(4.3)%	—%
Acquisition and disposition-related gain (loss)	—%	4.5%
Total effect of adjustments	(4.3)%	4.5%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	128.6%	87.6%	(4,100)	bps

Consolidated - Income (Loss) From Continuing Operations Before Taxes - Non-GAAP Reconciliation

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2021	2020	% Change	2021	2020	% Change
	(In millions)
Reported:
Income (loss) from continuing operations before taxes	$122.1	$90.4	35.1%	$458.2	$(34.8)	NM

Pre-tax items of interest:
Acquisition and disposition-related (gain) loss	$1.2	$(6.0)		$1.2	$(9.2)
Long-term compensation charges	6.5	—		6.5	—
Loss on debt extinguishment	15.6	—		15.6	—
Impairment charges	—	1.2		—	269.2
Total pre-tax items of interest	$23.3	$(4.8)		$23.3	$260.0

Adjusted:
Income (loss) from continuing operations before taxes	$145.4	$85.6	69.9%	$481.5	$225.2	113.8%

Franchised Dealerships Segment - Income (Loss) Before Taxes - Non-GAAP Reconciliation

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2021	2020	% Change	2021	2020	% Change
	(In millions)
Reported:
Income (loss) before taxes	$148.9	$91.4	63.4%	$530.3	$(38.8)	NM

Pre-tax items of interest:
Acquisition and disposition-related (gain) loss	$1.2	$(0.8)		$1.2	$(4.0)
Loss on debt extinguishment	15.6	—		15.6	—
Impairment charges	—	1.2		0.0	269.2
Total pre-tax items of interest	$16.8	$0.4		$16.8	$265.2

Adjusted:
Income (loss) before taxes	$165.7	$91.8	80.5%	$547.1	$226.4	141.7%

EchoPark Segment - Income (Loss) Before Taxes - Non-GAAP Reconciliation

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2021	2020	% Change	2021	2020	% Change
	(In millions)
Reported:
Income (loss) before taxes	$(26.8)	$(1.0)	NM	$(72.1)	$4.0	NM

Pre-tax items of interest:
Acquisition and disposition-related (gain) loss	$—	$(5.2)		$—	$(5.2)
Long-term compensation charges	6.5	—		6.5	—
Total pre-tax items of interest	$6.5	$(5.2)		$6.5	$(5.2)

Adjusted:
Income (loss) before taxes	$(20.3)	$(6.2)	227.4%	$(65.6)	$(1.2)	NM
NM = Not Meaningful

Consolidated - Earnings (Loss) Per Share from Continuing Operations - Non-GAAP Reconciliation

	Three Months Ended December 31, 2021			Three Months Ended December 31, 2020
	Weighted- Average Shares	Amount	Per Share Amount	Weighted- Average Shares	Amount	Per Share Amount
	(In millions, except per share amounts)
Diluted earnings (loss) and shares from continuing operations	42.8	$96.3	$2.25	44.0	$57.5	$1.31
Pre-tax items of interest:
Acquisition and disposition-related (gain) loss		$1.2			$(6.0)
Long-term compensation charges		6.5			—
Loss on debt extinguishment		15.6			—
Impairment charges		—			1.2
Total pre-tax items of interest		$23.3			$(4.8)
Tax effect of above items		(5.9)			1.2
Non-recurring tax items		—			11.9
Adjusted diluted earnings (loss) and shares from continuing operations	42.8	$113.7	$2.66	44.0	$65.8	$1.50

	Twelve Months Ended December 31, 2021			Twelve Months Ended December 31, 2020
	Weighted- Average Shares	Amount	Per Share Amount	Weighted- Average Shares	Amount	Per Share Amount
	(In millions, except per share amounts)
Diluted earnings (loss) and shares from continuing operations(1)	43.3	$348.9	$8.06	42.5	$(50.7)	$(1.19)
Pre-tax items of interest:
Acquisition and disposition-related (gain) loss		$1.2			$(9.2)
Long-term compensation charges		6.5			—
Loss on debt extinguishment		15.6			—
Impairment charges		—			269.2
Total pre-tax items of interest		$23.3			$260.0
Tax effect of above items		(5.9)			(40.4)
Adjusted diluted earnings (loss) and shares from continuing operations	43.3	$366.3	$8.46	43.9	$168.9	$3.85

(1) Basic weighted-average shares used for twelve months ended December 31, 2020 due to net loss on reported GAAP basis.

Adjusted EBITDA - Non-GAAP Reconciliation

	Three Months Ended December 31, 2021				Three Months Ended December 31, 2020
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
	(In millions)
Net income (loss)				$96.3				$57.3
Provision for income taxes				25.8				32.8
Income (loss) before taxes	$148.9	$(26.8)	$—	$122.1	$90.6	$(0.8)	$0.3	$90.1
Non-floor plan interest (1)	16.2	0.7	—	16.9	9.0	0.2	—	9.2
Depreciation and amortization (2)	23.4	4.9	—	28.3	21.1	2.9	—	24.0
Stock-based compensation expense	3.8	—	—	3.8	3.2	—	—	3.2
Asset impairment charges	—	0.1	—	0.1	1.2	—	—	1.2
Loss (gain) on debt extinguishment	15.6	—	—	15.6	—	—	—	—
Long-term compensation charges	—	6.5	—	6.5	—	—	—	—
Acquisition and disposition-related (gain) loss	0.5	—	—	0.5	(0.8)	(5.2)	—	(6.0)
Adjusted EBITDA	$208.4	$(14.6)	$—	$193.8	$124.3	$(2.9)	$0.3	$121.7

	Twelve Months Ended December 31, 2021				Twelve Months Ended December 31, 2020
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
	(In millions)
Net income (loss)				$348.9				$(51.4)
Provision for income taxes				109.3				15.6
Income (loss) before taxes	$530.3	$(72.1)	$—	$458.2	$(39.4)	$4.1	$(0.5)	$(35.8)
Non-floor plan interest (1)	43.0	1.7	—	44.7	37.8	0.9	—	38.7
Depreciation and amortization (2)	87.9	16.4	—	104.3	82.7	11.2	—	93.9
Stock-based compensation expense	15.0	—	—	15.0	11.7	—	—	11.7
Asset impairment charges	—	0.1	—	0.1	270.0	—	—	270.0
Loss (gain) on debt extinguishment	15.6	—	—	15.6	—	—	—	—
Long-term compensation charges	—	8.0	—	8.0	—	—	—	—
Acquisition and disposition-related (gain) loss	—	(0.4)	—	(0.4)	(3.0)	(5.2)	—	(8.2)
Adjusted EBITDA	$691.8	$(46.3)	$—	$645.5	$359.8	$11.0	$(0.5)	$370.3
(1)Includes interest expense, other, net in the accompanying consolidated statements of operations, net of any amortization of debt issuance costs or net debt discount/premium included in (2) below.
(2)Includes the following line items from the accompanying consolidated statements of cash flows: depreciation and amortization of property and equipment; debt issuance cost amortization; and debt discount amortization, net of premium amortization.